AMENDMENT
TO
LONGSTREET PROPERTY OPTION AGREEMENT

This Property Option Agreement Amendment (the "2018 Amendment") is executed this 4th day of December, 2018 by and between Great Basin Resources, Inc. a Nevada corporation ("Great Basin") and Star Gold Corp., a Nevada corporation ("Star Gold") (each a "Party" and together the "Parties").

RECITALS

A. MinQuest, Inc. ("Minquest") and Star Gold entered into a Property Option Agreement (the "Option Agreement"), dated January 15, 2010, for the property referred to in the Option Agreement as the "Longstreet Property" (the "Property");

B. Minquest and Star Gold subsequently entered into an Amendment to Longstreet Property Option Agreement dated December 10, 2014 (the "2014 Amendment");

C. Minquest and Star Gold subsequently entered into an Amendment to Longstreet Property Option Agreement dated January 5, 2016 (the "2016 Amendment");

D. Minquest subsequently assigned, to Great Basin, all of its right, title and interest in and to the Option Agreement;

E. Section 4 of the Option Agreement requires Star Gold to incur certain levels of Expenditures on the Property according to the schedules set forth therein;

F. The 2016 Amendment set forth certain amendments to the schedule of Expenditures as laid out in the Option Agreement;

G. The Parties now desire to further revise Section 4 of the Option Agreement and the 2016 Amendment to adjust the timing and amounts of the Expenditures required by the Option Agreement.

NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this 2018 Amendment, the Parties hereby covenant, agree, represent and warrant as follows.

AGREEMENT

1. DEFINITIONS.

All capitalized terms not defined in this 2018 Amendment shall have the meaning ascribed to those terms in the Option Agreement.

2. AMENDMENTS.

Sections 2(d)(i) 2(e)(i) of the 2016 Amendment (and thereby the corresponding provisions of Section 4 of the Option Agreement) shall be amended to read as follows:

"(d) Between January 17, 2018 and August 31, 2019 Star Gold shall:

(i) incur Expenditures on the Property (including any surplus Expenditures incurred prior to January 17, 2018) of five hundred thousand and no/100 dollars ($500,000.00); and"

"(e) Between September 01, 2019 and August 31, 2020 Star Gold shall:

(i) incur Expenditures on the Property (including any surplus Expenditures incurred prior to September 01, 2019) of seven hundred thousand and no/100 dollars ($700,000.00); and"

3. MISCELLANEOUS.

3.1 No Third Parties Benefited. This 2018 Amendment is between and for the sole benefit of Star Gold and Great Basin and their successors and assigns and creates no rights whatsoever in favor of any other person or entity and no other person or entity will have any rights to rely hereon.

3.2 Notices. All notices or other written communications hereunder will be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt of an electronic confirmation thereof, (ii) one Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Star Gold:	Attn: Kelly J. Stopher, CFO 611 E. Sherman Avenue Coeur d' Alene, ID 83814 Phone: (208) 664-5066 Fax: (208) 765-8520
With a copy to:	Parsons/Burnett/Bjordahl/Hume, LLP Attn: Robert J. Burnett 159 S. Lincoln Street, Suite 225 Spokane, Washington 99201 Phone: (509) 252-5066 Fax: (509) 252-5067
If to Great Bain:	Attn: Richard Kern 4325 Christy Way Reno, NV 89519

Phone: (775) 232-8384
Fax: (775) 746-0938

3.3 Additional Documents. Each Party shall execute such additional documents as may reasonably be requested by the other Party to effectuate the provisions of this 2018 Amendment.

3.4 Assignment. No Party may assign its rights or obligations under this 2018 Amendment without the prior written consent of the other Party. Any purported assignment without the other Party's prior written consent will be void ab initio.

3.5 Authorization; Binding Effect. Each Party represents to the other that its execution of this 2018 Amendment has been authorized by all necessary corporate action and that this 2018 Amendment constitutes a binding obligation of such Party. Each individual who executes this 2018 Amendment on behalf of a Party represents to all Parties that he or she is authorized to do so. This 2018 Amendment will bind each Party's successors and permitted assigns.

3.6 Attorneys' Fees. If a Party is in default under this 2018 Amendment the other Party will have the right, at the expense of the defaulting Party, to retain an attorney to make demand, enforce remedies, or otherwise protect or enforce the rights of the non-defaulting Party. A Party in default shall pay all attorneys' fees and costs so incurred.

3.7 Consents and Approvals. Unless specifically stated to the contrary in this 2018 Amendment (i.e., by stating that a Party's consent or approval may be granted or withheld in its sole discretion), whenever any provision of this 2018 Amendment requires a Party to provide its consent or approval, such Party will not unreasonably condition, withhold or delay such consent or approval, provided that the Party seeking the consent is not in default under the Option Agreement.

3.8 Consent Required to Amend or Waive. No amendment or modification of any provision of this 2018 Amendment will be effective unless made in writing and signed by each of the Parties.

3.9 Counterparts. This 2018 Amendment may be executed in counterparts each of which will be deemed an original and such counterparts when taken together shall constitute but one agreement.

3.10 Entire Agreement. This 2018 Amendment sets forth the entire understanding of the Parties with respect to the subject matter of this 2018 Amendment and supersedes all prior agreements and understandings between the Parties regarding the subject matter of this 2018 Amendment. No other amendments to the Option Agreement are contemplated or intended by this 2018 Amendment except such other amendments as may be required to carry out the specific terms and intent of this 2018 Amendment.

3.11 Governing Law; Consent to Jurisdiction. This 2018 Amendment and its interpretation and enforcement are governed by the laws of the state of Nevada. Each Party agrees that venue for any dispute arising out of or in connection with this 2018 Amendment

will be in Mineral County, Nevada and each Party waives any objections it may now or hereafter have regarding such venue.

3.12 No Waiver. No waiver by any Party of any right or default under this 2018 Amendment will be effective unless in writing and signed by the waiving Party. No such waiver will be deemed to extend to any prior or subsequent right or default or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

3.13 Relationship of the Parties. The relationship of the Parties is strictly one of Optionor and Optionee. This Amendment is neither intended to, nor will it be construed as, an agreement to create a joint venture, partnership, or other form of business association between the Parties.

3.14 Severability. If for any reason any provision of this 2018 Amendment is determined by a tribunal of competent jurisdiction to be legally invalid or unenforceable, the validity of the remainder of this 2018 Amendment will not be affected and such provision will be deemed modified to the minimum extent necessary to make such provision consistent with applicable law and, in its modified form, such provision will then be enforceable and enforced.

3.15 Terminology. Unless specifically indicated to the contrary: (i) wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the plural and the masculine gender will include the feminine and neuter genders; (ii) the term "or" is not exclusive; (iii) the term "including" (or any form thereof) will not be limiting or exclusive; (iv) the words "Amendment," "herein," "hereof," "hereunder," or other words of similar import refer to this 2018 Amendment as a whole, including exhibits and schedules (if any), as the same may be modified, amended or supplanted. The headings in this 2018 Amendment have no independent meaning.

3.16 Disclaimer—Preparation of Amendment. This 2018 Amendment was originally prepared by counsel for Star Gold. The Parties agree, however, that this fact shall not create any presumption in favor or against any Party in respect of the interpretation or enforcement of this 2018 Amendment. Each other Party is advised to have this 2018 Amendment reviewed by independent legal and tax counsel prior to its execution. By executing this 2018 Amendment each such Party represents (i) that it has read and understands this 2018 Amendment, (ii) that it has had the opportunity to obtain independent legal and tax advice regarding this 2018 Amendment and (iii) that it has obtained such independent advice or has freely elected not to do so.

[SIGNATURE PAGE TO FOLLOW – 2018 AMENDMENT TO LONGSTREET PROPERTY OPTION AGREEMENT]

[SIGNATURE PAGE 2018 AMENDMENT TO LONGSTREET PROPERTY OPTION AGREEMENT]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the date first written above.

STAR GOLD CORP.:

BY: ______________________________
Kelly J. Stopher, Chief Financial Officer

GREAT BASIN RESOURCES, Inc.

BY: ______________________________
Richard R. Kern

EXHIBIT A – PAYMENT SCHEDULE

The schedule of payments in Exhibit A is presented for purposes of clarification. The overriding payment schedule is the narrative described in Sec 2.

Required annual expenditure between:		Required expenditure	Annual stock option grant to Great Basin	Annual Payment Due to Great Basin	Annual stock option grant and Annual Payment to Great Basin due date
1/17/18	08/31/19	$500,000	45,000	$40,000	1/16/19
09/01/19	08/31/20	$700,000	50,000	$45,000	1/16/20
Upon transfer of property				$85,000	Payment due upon transfer but no later than 1/16/21
TOTAL		$1,750,000	185,000	$250,000	

All allowable expenditures in excess of the required annual expenditure shall be carried-over to the subsequent year.